SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 8, 2000

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
            Exact name of registrant as specified in its charter



DELAWARE                 File No. 1-14099                     13-3386485
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


711 Fifth Avenue, 11th Floor, New York, New York              10022
(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code:           (212) 833-6200

                               Not Applicable
       (former name or former address, if changed since last report)

Item 5.  Other Events.

On December 8, 2000, Loews Cineplex Entertainment Corporation (the "Company") entered into a Supplemental Indenture (the "Supplemental Indenture") to the Indenture dated as of August 5, 1998 (the "Indenture"), between HSBC Bank USA, as Trustee and successor-in-interest to Bankers
Trust Company, and the Company, for its 8 7/8% Senior Subordinated Notes due 2008. A copy of the Supplemental Indenture is attached hereto as Exhibit
10.9.6 and incorporated herein by reference

On December 8, 2000, the Company issued a press release (the "Press Release") announcing that it had entered into the Fifth Amendment and Limited Waiver (the "Waiver") to its Credit Agreement. A copy of the Press Release is attached hereto as Exhibit 10.9.7 and incorporated herein by reference, and a copy of the Waiver is attached hereto as Exhibit 10.9.8 and incorporated herein by reference.


     Item 6. Financial Statements, Pro Forma Financial Information and
     Exhibits.

     (a) Financial Statements of Businesses Acquired: Not applicable.

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits

         Exhibit Number              Description

         10.9.6                      Supplemental Indenture, dated as of
                                     December  8, 2000

         10.9.7                      Press Release, dated December 8, 2000

         10.9.8 Fifth Amendment and Limited Waiver to Credit Agreement, dated as of
                                     December 7, 2000

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LOEWS CINEPLEX ENTERTAINMENT
                                              CORPORATION




Dated:  December 18, 2000          By:   /s/ John C. McBride, Jr.
                                         -------------------------------
                                         John C. McBride, Jr.
                                         Senior Vice President and
                                         General Counsel

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                  FORM 8-K

                               CURRENT REPORT

                               EXHIBIT INDEX




Exhibit No.                           Description

10.9.6                   Supplemental Indenture, dated as of
                         December 8, 2000

10.9.7                   Press Release, dated December 8, 2000

10.9.8                   Fifth Amendment and Limited Waiver to
                         Credit Agreement, dated as of
                         December 7, 2000

                                                             Exhibit 10.9.6

------------------------------------------------------------





                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                                            As Issuer
                                                            ---------


                                     TO



                               HSBC BANK USA

                                                            As Trustee
                                                            ----------

                              ---------------

                           Supplemental Indenture

                        Dated as of December 8, 2000

                              ----------------

                To the Indenture dated as of August 5, 1998


                 8 7/8% Senior Subordinated Notes due 2008
       ------------------------------------------------------------

                           SUPPLEMENTAL INDENTURE



          SUPPLEMENTAL INDENTURE, dated as of December 8, 2000 (this "Supplemental Indenture"), between Loews Cineplex Entertainment Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and HSBC Bank USA, a New York banking corporation, as Trustee (herein called the "Trustee"), as successor-in-interest to Bankers Trust Company ("BTCo."). Capitalized terms used herein and not otherwise defined herein are used with the meanings assigned in the Indenture.

          WHEREAS, the Company has executed and delivered to BTCo., as predecessor-in-interest to the Trustee, an Indenture dated as of August 5, 1998 (the "Indenture"), providing for the issuance by the Company of $300 million in aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2008 (the "Notes");

          WHEREAS, Section 902 of the Indenture provides that, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, the Company, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental to the Indenture in order to effect a modification thereto contemplated by
Section 902;

          WHEREAS, the parties hereto are entering into this Supplemental Indenture in order to effect a modification contemplated by Section 902 of the Indenture;

          WHEREAS, the Holders of not less than a majority in principal amount of the Outstanding Notes have previously consented to this Supplemental Indenture by delivering consent in the form attached hereto; and

          WHEREAS, the Company has previously been authorized to execute and deliver to the Trustee this Supplemental Indenture by reason of a Board Resolution delivered to the Trustee in accordance with the Indenture.

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1. AMENDMENT
                     ---------

               The Indenture is hereby amended (the "Amendment") in the following respects:

          1.1. Definitions.
               -----------

          A. Section 101 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "Cineplex Subsidiaries" means Cineplex Odeon Corporation and each of its Subsidiaries.

          "Plitt Subsidiaries" means Plitt Theatres, Inc. and each of its Subsidiaries.

          B. Section 101 of the Indenture is hereby further amended by deleting the definition of "Restricted Subsidiary" in its entirety and inserting the following therefor:

          "Restricted Subsidiary" means any Subsidiary, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary; provided that, solely for the purposes of clauses
(8) and (9) of Section 501, each Plitt Subsidiary and each Cineplex Subsidiary shall be deemed not to be a "Restricted Subsidiary."

          1.2. Events of Default. Section 501 of the Indenture is hereby amended by adding the following after clause "(9)":

          Notwithstanding anything herein or in the Notes to the contrary, a case under title 11 of chapter 11 of the United States Code in respect of any Plitt Subsidiary and/or an insolvency proceeding in respect of any Cineplex Subsidiary and/or any limitation or restrictions on the Company and/or any of its Subsidiaries as a consequence thereof shall not result in any way in an Event of Default under the Indenture as supplemented hereby.

          SECTION 2 MISCELLANEOUS.
                    -------------


          2.1. Ratification of Amendment. As amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture, as amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

          2.2. Instrument Pursuant to the Indenture. This Supplemental Indenture is executed pursuant to Section 902 of the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Indenture. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Indenture or of any term or provision of any other document or of any transaction. All conditions precedent to the execution and delivery of this Supplemental Indenture have been satisfied.

          2.3. Counterparts. This Supplemental Indenture may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all such counterparts shall constitute one and the same instrument.

          2.4. Governing Law. This Supplemental Indenture shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEROF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                 LOEWS CINEPLEX ENTERTAINMENT CORPORATION


                                  By  /s/ John J. Walker
                                      --------------------------
                                      Name:  John J. Walker
                                      Title:  Senior Vice President
                                              Chief Financial Officer
                                              and Treasurer

Attest:


/s/ David I. Badain
----------------------------
David I. Badain
Assistant Secretary


                                 HSBC Bank USA, as Trustee


                                 By  /s/ Russ Paladino
                                     ----------------------------------------
                                     Name:  Russ Paladino
                                     Title:  Vice President
Attest:


                  /s/ James M. Foley
                  --------------------------
                  James M. Foley
                  Assistant Vice President

                                 Schedule A
                                 ----------

     List below the certificate number(s) and aggregate principal amount of such Securities for which this Consent is given. If the space provided is inadequate, list all such information on a separately executed schedule and affix the schedule to this Schedule A.



----------------------------------------------- -------------------- -------------------- -------------------
    Name(s) and Address(es) of Registered                                 Aggregate
   Holder(s) or Name of DTC Participant and                           Principal Amount     Principal Amount
  Participant's DTC Account Number in which         Certificate         of Securities        as to which
             Securities are Held                    Number(s)*           Represented         Consents are
                                                                                               Given**

----------------------------------------------- -------------------- -------------------- -------------------

                                                                     $                    $
----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

----------------------------------------------- -------------------- -------------------- -------------------

Total Principal Amount of Securities                                 $                    $
                                                -------------------- -------------------- -------------------
-------------------------------------------------------------------------------------------------------------

* Need not be completed by Holders whose Securities are held of record by DTC or its nominee.


**   Unless otherwise specified in the column labeled "Principal Amount as to which Consents are Given", the registered Holder will be deemed to have consented in respect of the entire aggregate principal amount represented by the Securities of the series indicated in the column labeled "Aggregate Principal Amount of Securities Represented".
-------------------------------------------------------------------------------------------------------------

         The names and addresses of the registered Holders should be printed exactly as they appear on the certificates representing the Securities identified above.

     (To be completed by all Holders of Securities providing Consents)

     By completing, executing and delivering this Letter of Consent, the undersigned hereby consents to the Amendment (and to execution of the supplemental indenture effecting the Amendment) with respect to the principal amount of the Securities of the series listed on the attached Schedule A in the column under the column heading "Principal Amount as to which Consents are Given" (or, if nothing is indicated in the latter column heading, with respect to the entire aggregate principal amount represented by the Securities of the series described in such box).

     This Letter of Consent must be signed by the Holder(s) of record as of the Record Date of such Securities exactly as the name(s) appear(s) on certificate(s) representing such Securities or, if executed by a Participant in DTC, exactly as such Participant's name appears on a security position listing as the owner of such Securities. If this Letter of Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of the authorized signatory.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
          Signature(s) of Record Holder(s) or Authorized Signatory

Dated
     -----------------

Names
     -------------------------------------------------------------------------
                               (Please Print)

Capacity
     -------------------------------------------------------------------------

Address
     -------------------------------------------------------------------------

------------------------------------------------------------------------------
                            (Including Zip Code)

Area Code and Telephone Number
                              ------------------------------------------------

Tax Identification or Social Security No.
                              ------------------------------------------------

Authorized Signature
                    ----------------------------------------------------------

Name of Firm
            ------------------------------------------------------------------

     THE UNDERSIGNED AUTHORIZES THE INFORMATION AGENT TO DELIVER THIS CONSENT TO THE COMPANY AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED'S CONSENT TO THE AMENDMENT.

                                                            Exhibit 10.9.7

Loews Cineplex Entertainment Announces Extension of Waiver Under Its Credit Facility to January 26, 2001




  NEW YORK & TORONTO--(BUSINESS WIRE)--Dec. 8, 2000--Loews Cineplex Entertainment Corporation (NYSE:LCP; TSE:LCX) announced today that it has entered into an agreement with the syndicate banks that provide funding to the Company under its Senior Secured Revolving Credit Facility to extend from December 8, 2000 through February 26, 2001 the waiver of compliance with various financial covenants under the Credit Facility. Under the modified terms, the Company will have access to a limited amount of additional availability under the Credit Facility through January 26, 2001 to meet its anticipated financial obligations during the waiver period and has agreed to provide additional collateral.

  During the waiver period, the Company will continue discussions with its lending group and the other members of its capital structure in order to address, among other things, the Company's long-term liquidity needs beyond this period. There can, of course, be no assurance that the Company will be able to reach such an agreement with its lenders. If the Company is unsuccessful in its negotiations, the lending group could accelerate the maturity of these loans and the Company could face the prospect of a restructuring under bankruptcy proceedings.

  Loews Cineplex Entertainment Corporation is one of the world's largest publicly traded theatre exhibition companies in terms of revenues and operating cash flow, with 2,960 screens in 376 locations primarily in major theatres throughout the United States, Canada and Europe. Loews Cineplex's divisions include Loews Cineplex United States, Loews Cineplex International and Cineplex Odeon Canada. Loews Cineplex operates theatres under the Loews, Sony and Cineplex Odeon names. In addition, the Company is a partner in Magic Johnson Theatres, Star Theatres, Yelmo Cineplex de Espana, De Laurentiis Cineplex d'Italia, Transturk Cineplex of Turkey and Far East Cineplex of Vietnam.

  This press release contains forward-looking statements regarding the Company's results and prospects. Actual results could differ materially from these statements. The forward-looking statements in this press release could be read in conjunction with the factors described in "Item
  2. Management's Discussion and Analysis of Financial Condition and Results of Operations--Factors That May Affect Future Performance" in the Company's quarterly Report on Form 10-Q for the quarterly period ended August 31, 2000, which, among others, could cause actual results to differ materially from those contained in forward-looking statements made in this press release and in oral statements made by authorized officers of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. # # #

  For More Information:

  LOEWS CINEPLEX
  Mindy Tucker
  Corporate Vice President, Strategic Planning
  212.833.6073

                                                              Exhibit 10.9.8


                                                              EXECUTION

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                     FIFTH AMENDMENT AND LIMITED WAIVER

                            TO CREDIT AGREEMENT


          THIS FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of December 7, 2000 and entered into by and among LOEWS CINEPLEX ENTERTAINMENT CORPORATION ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES hereof (each individually referred to as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and as a Co-Syndication Agent, BANK OF AMERICA, N.A., as a Co-Syndication Agent, THE BANK OF NEW YORK, as a Co-Syndication Agent, and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, and is made with reference to that certain Credit Agreement dated as of May 14, 1998 (as amended by the First Amendment to Credit Agreement dated as of February 29, 2000, the Second Amendment and Limited Waiver to Credit Agreement dated as of September 19, 2000 (the "Second Amendment"), the Third Amendment and Limited Waiver to Credit Agreement dated as of October 16, 2000 (the "Third Amendment") and the Fourth Amendment and Limited Waiver to Credit Agreement dated as of November 21, 2000 (the "Fourth
Amendment"), the "Credit Agreement"), by and among Company, Lenders, Administrative Agent and Co-Syndication Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                  RECITALS


          WHEREAS, Company previously requested that Lenders waive compliance with certain financial covenants for the periods ended August 31, 2000 and November 30, 2000, and Lenders agreed to waive compliance with such covenants, in each case as set forth in the Second Amendment and the Fourth Amendment;

          WHEREAS, Company desires to modify the terms of the Second Amendment and the Fourth Amendment to extend the expiration date of the waivers granted therein and to make certain modifications to certain other provisions of the Credit Agreement; and

          WHEREAS, Lenders have agreed to such modifications, subject to the terms, conditions and agreements set forth herein.

          NOW,  THEREFORE,   in  consideration  of  the  premises  and  the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  EXTENSION OF EXPIRATION DATE OF WAIVERS OF FINANCIAL COVENANTS

          Section 1 of the Second Amendment and Section 2 of the Fourth Amendment are hereby amended by deleting the reference to "December 8, 2000" as the expiration date for the waivers of the financial covenants contained in subsection 7.6 of the Credit Agreement for the fiscal quarters ended August 31, 2000 and November 30, 2000, and substituting "January 26, 2001" therefor.


Section 2.  AMENDMENTS TO THE CREDIT AGREEMENT

     2.1  Amendments to Section 1:  Provisions Relating to Defined Terms
          --------------------------------------------------------------

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical sequence:

          "Additional Theatre Mortgages" means the mortgages, deeds of trust, fixture filings and security agreements in form and substance satisfactory to Administrative Agent and its counsel with respect to real property set forth on Schedule 1 annexed to the Fifth Amendment.

          "Canadian Operations" has the meaning assigned to that term in subsection 7.16.

          "Fifth Amendment" means the Fifth Amendment and Limited Waiver to Credit Agreement dated as of December 7, 2000 by and among Company, the Lenders listed on the signature pages thereof, BTCo, Bank of America, N.A., The Bank of New York and Credit Suisse First Boston.

          "Fifth Amendment Effective Date" means the date on which the Fifth Amendment becomes effective.

          "Liquidity Financing Commitment" means the commitment letter attached as Annex A to the Fifth Amendment from certain of the Lenders to provide certain financing to Company.

          "Subsidiary Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, stock or other Securities of any other Person, (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company, of any equity Securities of such Subsidiary, or (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Subsidiary Investment shall be the original cost of such Subsidiary Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Subsidiary Investment. It is hereby acknowledged and agreed that the term "Subsidiary Investment" as defined herein is only utilized in this Agreement pursuant to subsection 7.16.

          B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Interest Payment Date" and
"Significant Subsidiary" in their entirety therefrom and inserting, respectively, the following therefor:

          "Interest Payment Date" means (i) with respect to any Base Rate Loan, (y) prior to the Fifth Amendment Effective Date, each January 15, April 15, July 15, and October 15 of each year, commencing on the first such date to occur after the Closing Date and (z) after the Fifth Amendment Effective Date, the fifteenth day of each calendar month, commencing December 15, 2000, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period or an integral multiple thereof; provided further that commencing November 1, 2000, "Interest Payment Date" with respect to any Eurodollar Rate Loan shall also include the second and eighth days of each calendar month thereafter corresponding to the monthly anniversaries of the commencement of then continuing Interest Periods (it being understood and agreed that any interest that would have been due and owing on December 2, 2000 after giving effect to this proviso shall be due and owing on the Fifth Amendment Effective Date); and provided still further that on and after the Fifth Amendment Effective Date, only one month Interest Periods can be requested by Company.

          "Significant Subsidiary" has the meaning set forth in Rule 1-02(w) of Regulation S-X under the Exchange Act, substituting 5 percent whenever 10 percent appears in such Rule; provided that, solely for purposes of this Agreement, each of Plitt Theaters, Inc., Cineplex Odeon Corporation and each of their respective Subsidiaries shall be deemed to not be a "Significant Subsidiary".

     2.2  Amendments  to Section 2:  Amounts and Terms of  Commitments  and
          Loans
          -----------------------------------------------------------------

          In addition to the amendments made to subsections 2.2A, 2.4A(iii)(b) and 2.4A(iii) of the Credit Agreement made by Sections 3.2C, 3.2D and 3.2E of the Second Amendment, Section 2 of the Credit Agreement is further amended as follows:

          A. Limitations on Availability. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the final paragraph thereof and substituting the following:

          "Anything   contained   in  this   Agreement   to  the   contrary
notwithstanding, the Tranche A Revolving Loans and the Tranche A Revolving Commitment shall be subject to the following limitations:

          (i) in no event shall the Total Utilization of the Tranche A Revolving Loan Commitments exceed the Tranche A Revolving Loan Commitments then in effect; and

          (ii) in no event shall the aggregate principal amount of outstanding Tranche A Revolving Loans and the Total Utilization of the Tranche A Revolving Loan Commitments exceed the correlative amounts for the periods shown below:



                                 Maximum Principal          Maximum Total Utilization
                                 Amount of Outstanding      of Tranche A Revolving
  Period                         Tranche A Revolving Loans  Loan Commitments
  -----------------------------  -------------------------  --------------------------

  September 9, 2000 -                  $659,200,000              $675,300,000
  September 15, 2000

  September 16, 2000 -                 $681,200,000              $697,300,000
  September 22, 2000

  September 23, 2000 -                 $685,000,000              $701,100,000
  September 29, 2000

  September 30, 2000 -                 $696,600,000              $712,700,000
  October 6, 2000

  October 7, 2000 -                    $692,300,000              $708,400,000
  October 13, 2000

  October 14, 2000 -                   $705,000,000              $721,100,000
  December 8, 2000

  December 9, 2000 -                   $750,000,000              $750,000,000
  January 26, 2001

------------------------------------------------------------------------------

     ; provided that the proceeds of additional Loans made on and after the Fifth Amendment Effective Date shall be used for the following purposes: (y) $18,000,000 (including $1,400,000 to be paid to Sony Pictures Entertainment Inc. with respect to the Canadian Operations) shall be used to pay the obligations owing under the Shareholder Support Letters and (z) any additional Loans shall be used only to pay interest, fees (including the amendment fee referred to in subsection
     5.7 of the Fifth Amendment) and expenses of the Lenders (including counsel and professional advisors) and fees and expenses payable under the Liquidity Financing Commitment.

          B. Prepayment and Reduction from Net Asset Sale Proceeds. Subsection 2.4(iii)(a) of the Credit Agreement, as amended by the Second Amendment, is hereby further amended to read in its entirety as follows:

          "(a) Prepayments and Reductions From Net Asset Sale Proceeds.  No
               later than the first Business Day following the date of receipt by Company or any of its subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall prepay the Loans and the Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Asset Sale Proceeds; provided, however, that so long as no Event of Default or Potential Event of Default has occurred and is continuing at the time of such sale, in the event that the Company consummates Asset Sales with respect to the Coronet 1 and 2 Theatres and/or the Kingsway Theatre, (1) the Company and its Subsidiaries may retain the first $4,600,000 in aggregate Net Asset Sale Proceeds received by the Company and/or any of its Subsidiaries in connection with Asset Sales of the Coronet 1 and 2 Theatres and the Kingsway Theatre, (2) the Company shall prepay the Loans and the Commitments shall be permanently reduced in an amount equal to the aggregate Net Asset Sale Proceeds received by the Company and/or any of its Subsidiaries in excess of $4,600,000 in connection with Asset Sales of the Coronet 1 and 2 Theatres and the Kingsway Theatre; provided that the amount of the Loans prepaid and Commitments permanently reduced pursuant to this clause (2) shall not exceed $5,000,000, (3) the Company shall prepay the Loans and the Commitments shall be permanently reduced in an amount equal to 50% of the aggregate Net Asset Sale Proceeds in excess of $9,600,000 received by the Company and/or any of its Subsidiaries in connection with Asset Sales of the Coronet 1 and 2 Theatres and the Kingsway Theatre and (4) the Company and its Subsidiaries may retain 50% of the aggregate Net Asset Sale Proceeds in excess of $9,600,000 received by the Company and/or any of its Subsidiaries in connection with Asset Sales of the Coronet 1 and 2 Theatres and the Kingsway Theatre."

     2.3  Amendments to Section 7: Company's Negative Covenants
          -----------------------------------------------------

          A. Section 7.2 of the Credit Agreement is hereby amended by deleting the reference to "and" at the end of clause (vi) thereof, deleting the reference to "." at the end of clause (vii) thereof and substituting "; and" therefor and inserting the following at the end thereof:

          "(viii) Liens securing Indebtedness of Cineplex Odeon Corporation due and owing to Company; provided that (x) such Indebtedness is permitted by subsection 7.1(iv), (y)(1) such Indebtedness is pledged to Agent for the benefit of Lenders pursuant to the applicable Collateral Document and (2) such Liens are collaterally assigned to Agent for the benefit of Lenders pursuant to the applicable Collateral Document and (z) such Liens are granted pursuant to documentation reasonably satisfactory in form and substance to Agent and its counsel."

          B. Section 7 of the Credit Agreement is hereby further amended by adding new subsections 7.15, 7.16 and 7.17 to read as follows:

          "7.15 Certain Capital Expenditures. Company shall not, and shall not permit any Subsidiary to, make aggregate Capital Expenditures (other than Capital Expenditures with respect to Canadian Operations and other foreign operations) during the period from November 24, 2000 through January 26, 2001 in excess of $20,500,000.

          7.16 Certain Investments. Company shall not, and shall not permit any Subsidiary to, make Subsidiary Investments during the period from November 24, 2000 through January 26, 2001 with respect to Canadian Operations (as defined below) or any other foreign operations in excess of the following aggregate amounts: (y) Subsidiary Investments in Cineplex Odeon Corporation, its Subsidiaries and any Joint Ventures in which Cineplex Odeon Corporation or any of its Subsidiaries has any direct or indirect interest (collectively, the "Canadian Operations") shall not exceed $3,300,000 (exclusive of $1,400,000 paid to Sony Pictures Entertainment Inc. on behalf of Canadian Operations); and (z) Subsidiary Investments in foreign operations (other than Canadian Operations) shall not exceed $1,000,000.

          7.17 Plitt Theatres, Inc. Cash Management System. Company shall not, and shall not permit any of its Subsidiaries to, permit the cash management system currently used by Company with respect to Plitt Theatres, Inc. and its Subsidiaries to not be used by Company, Plitt Theatres, Inc. and its Subsidiaries as currently used."

     2.4  Amendments to Section 10:  Miscellaneous
          ----------------------------------------

     Section 10.1B(i)(b) of the Credit Agreement is hereby amended by deleting the reference to "with the consent of Administrative Agent and Company (which consent shall not be unreasonably withheld)" contained therein and substituting "with the consent of Administrative Agent (which consent shall not be unreasonably withheld) and Company (which consent shall not be unreasonably withheld); provided that it is hereby acknowledged and agreed that (x) Company's right to consent to a proposed assignment shall be limited to whether or not the proposed assignee is an Eligible Assignee and (y) if Company fails to respond to a request for Company's consent to a proposed assignment within two Business Days of such request, Company's consent to such proposed assignment shall be deemed given" therefor.

Section 3.  ADDITIONAL AGREEMENTS OF COMPANY

          A. Delivery of Additional Theatre Mortgages. In consideration for the agreements of the Lenders in this Amendment, as further collateral for the Obligations, Company hereby agrees to deliver to counsel to the Administrative Agent, with irrevocable instruments to record, the Additional Theatre Mortgages on or before Fifth Amendment Effective Date.

          Notwithstanding anything in the Additional Theatre Mortgages or any of the other Loan Documents to the contrary, (x) the Additional Theatre Mortgages shall only secure the aggregate amount of the Tranche A Revolving Loans in excess of $655,000,000 but less than $741,500,000 and all accrued and unpaid interest on the Loans and the aggregate amount of the Total Utilization of the Tranche A Revolving Loan Commitments in excess of $663,500,000 and (y) the Additional Theatre Mortgages shall be released in the event that (i) the aggregate amount of the outstanding Tranche A Revolving Loans is reduced below $655,000,000 and the Total Utilization of the Tranche A Revolving Loan Commitments is reduced below $663,500,000,
(ii) during the continuance of the conditions described in the immediately preceding clause (i), Company shall have either (1) delivered an irrevocable notice to Administrative Agent permanently reducing the Tranche A Revolving Loan Commitments below $655,000,000 in accordance with the terms of the Credit Agreement or (2) the Tranche A Revolving Loan Commitments shall have been permanently reduced below $655,000,000 in accordance with the terms of the Credit Agreement and (iii) Company shall have paid all accrued and unpaid interest on the Loans through and including the date of release of the Additional Theatre Mortgages.

          B. Direct Payment of Certain Obligations. Company hereby irrevocably authorizes Administrative Agent to make the following direct wire transfers and credits of the proceeds of Loans made between December 8, 2000 and January 26, 2001 (x) upon the written direction of Company, to wire transfer $9,000,000 to each of Universal Studios, Inc. and Sony Pictures Entertainment Inc. on December 15, 2000 and December 18, 2000, respectively, (y) to immediately debit Company's account at Administrative Agent to pay (i) interest and fees due Lenders on the date due (including the amendment fee referred to in subsection 5.7 of this Amendment) and (ii) without duplication of the fees referred to in clause (z), fees and expenses payable under the Liquidity Financing Commitment and (z) one Business Day after the presentation to Company of the applicable invoices, to debit Company's account at Administrative Agent to pay fees of counsel and professional advisors of Lenders.

          C. Acknowledgement. The Loans outstanding as of the date hereof are in an amount equal to $705,000,000 (the "Existing Loans") and the Letter of Credit Usage as of the date hereof is in an amount equal to $16,100,000 (the "Existing L/C Obligations", and together with the Existing Loans, the "Existing Extensions of Credit"), and no Loan Party has any defense or right of offset with respect to such amounts.

          D. Failure of any Loan Party to comply with the agreements set forth in this Section 3 shall constitute an Event of Default.

Section 4.  ADDITIONAL AGREEMENTS OF LENDERS

          A. Notwithstanding anything in this Amendment or in any of the Loan Documents to the contrary, a case under title 11 of chapter 11 of the United States Code in respect of Plitt Theatres, Inc. and its Subsidiaries and/or an insolvency proceeding in respect of Cineplex Odeon Corporation and its Subsidiaries and/or any limitation or restrictions on the Company and/or any of its Subsidiaries as a consequence thereof shall not in any way result in an Event of Default under this Amendment or any of the Loan Documents.

          B. Agent hereby agrees to promptly execute and deliver to Company partial releases with respect to Uniform Commercial Code Financing
Statements to the extent required in connection with the sale of the Coronet 1 and 2 Theatres and the Kingsway Theatre. Lenders hereby consent to Agent executing and delivering to Company partial releases with respect to Uniform Commercial Code Financing Statements to the extent required in connection with the sale of the Coronet 1 and 2 Theatres and the Kingsway Theatre.

Section 5.  CONDITIONS TO EFFECTIVENESS

     5.1  General
          -------

          Sections 1, 2, 3 and 4 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Effective Date") set forth in this Section 5.

     5.2  Deliveries by Company
          ---------------------

          A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

               (i) an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement and in the Collateral Documents are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date (after giving effect to the provisions of Sections 1, 2, 3 and 4 of this Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that no Event of Default or Potential Event of Default has occurred and is continuing and that Company and its Subsidiaries have performed in all material respects all agreements and satisfied all conditions that the Credit Agreement, the Collateral Documents and the Second Amendment and the Fourth Amendment (after giving effect to the provisions of Sections 1, 2, 3 and 4 of this Amendment) provide shall be performed or satisfied by them on or before the Fifth Amendment Effective Date;

               (ii) executed copies of this Amendment; and

               (iii) such other documents as Administrative Agent shall reasonably request.

     5.3  Delivery of Additional Theatre Mortgages
          ----------------------------------------

          Company  shall have  delivered to counsel for the  Administrative
Agent  fully  executed   Additional   Theatre  Mortgages  with  irrevocable
instructions to record such instruments.

     5.4  Supplement to the Senior Subordinated Indenture
          -----------------------------------------------

          Company and HSBC Bank, USA shall have entered into a supplement to the Indenture dated as of August 5, 1998 in the form annexed hereto as Annex B to this Amendment and Administrative Agent shall have received an executed copy of such supplement and of consents from the holders of the 8 7/8% Senior Subordinated Notes due 2008 sufficient to approve such supplement.

     5.5  Acceptance of Liquidity Financing Commitment
          --------------------------------------------

          Company shall have accepted and executed the Liquidity Financing Commitment and delivered an executed copy thereof to Administrative Agent and paid the acceptance fee referred to therein.

     5.6  Completion of Proceedings
          -------------------------

          On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     5.7  Amendment Fee
          -------------

          Company shall have paid to Administrative Agent, for distribution to those Lenders who have executed and delivered this Amendment on or before December 8, 2000 (the "Consenting Lenders"), an amendment fee equal to 0.125% of the aggregate Commitments of the Consenting Lenders. As soon as practicable following the Fifth Amendment Effective Date, the Administrative Agent shall distribute to each Consenting Lender an amount determined by multiplying (a) the total amount of such amendment fee by (b) a fraction the numerator of which is the Commitment of that Consenting
Lender and the denominator of which is the aggregate Commitments of the Consenting Lenders.

Section 6.  COMPANY'S REPRESENTATIONS AND WARRANTIES

     6.1  Representations and Warranties
          ------------------------------

          In order to induce Lenders to enter into this Amendment and to amend the Second Amendment and the Fourth Amendment and the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

          B. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the constituent documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries except as contemplated by the terms of the Amended Agreement, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. The representations and warranties contained in Section 5 of the Credit Agreement and in the Collateral Documents are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. After giving effect to the provisions of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 7.  MISCELLANEOUS

     7.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents
          -----------------------------------------------------------------

          A. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder",
"hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     7.2  Fees and Expenses
          -----------------

          Company  acknowledges  that  all  costs,  fees  and  expenses  as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     7.3  Headings
          --------

          Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     7.4  Applicable Law
          --------------

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     7.5  Counterparts; Effectiveness
          ---------------------------

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2, 3 and 4 hereof, the effectiveness of which is governed by
Section 5 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and an acknowledgment hereof by each of the Subsidiary Guarantors and each of Company's other Subsidiaries and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                        [Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 COMPANY:

                                 LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                 By:  /s/ Lawrence J. Ruisi
                                      ----------------------------------------
                                      Name:  Lawrence J. Ruisi
                                      Title: President and
                                             Chief Executive Officer



                                 LENDERS:

                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent, Co-Syndication Agent and as a Lender

                                 By:  /s/ Gregory P. Shefrin
                                      ----------------------------------------
                                      Name:  Gregory P. Shefrin
                                      Title: Director


                                 CREDIT SUISSE FIRST BOSTON,
                                 as a Co-Syndication Agent and as a Lender

                                 By:  /s/ Carol Flaton
                                      ----------------------------------------
                                      Name:  Carol Flaton
                                      Title:  Director

                                 By:  /s/ Didier Siffer
                                      ----------------------------------------
                                      Name:  Didier Siffer
                                      Title:  Vice President


                                 BANK OF AMERICA, N.A.,
                                 as a Co-Syndication Agent and as a Lender

                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 THE BANK OF NEW YORK,
                                 as a Co-Syndication Agent and as a Lender

                                 By:  /s/ Richard P. Hebner
                                      ----------------------------------------
                                       Name:  Richard P. Hebner
                                       Title:  Vice President


                                 ABN AMRO BANK N.V.

                                 By:  /s/ Steven O. Wimpenny
                                      ----------------------------------------
                                         Name:  Steven O. Wimpenny
                                         Title:  Group Senior Vice President


                                 By:  /s/ William J. Teresky, Jr.
                                      ----------------------------------------
                                         Name:  William J. Teresky, Jr.
                                         Title:  Group Vice President


                                 THE BANK OF NOVA SCOTIA

                                 By:  /s/ D.N. Gillespie
                                      ----------------------------------------
                                         Name:  D.N. Gillespie
                                         Title:  Managing Director/Unit Head


                                 BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                                 By:  /s/ S. Akita
                                      ----------------------------------------
                                         Name:  S. Akita
                                         Title:  Vice President


                                 BARCLAYS BANK PLC

                                 By:
                                    ------------------------------------------
                                       Name:
                                       Title:


                                 CREDIT INDUSTRIEL ET COMMERCIAL

                                 By:  /s/ Anthony Rock
                                      ----------------------------------------
                                         Name:  Anthony Rock
                                         Title:  Vice President

                                 By:  /s/ Marcus Edward
                                      ----------------------------------------
                                         Name:  Marcus Edward
                                         Title:  Vice President


                                 THE DAI-ICHI KANGYO BANK, LTD.

                                 By:  /s/ Daniel Guevara
                                      ----------------------------------------
                                         Name:  Daniel Guevara
                                         Title:  Vice President


                                 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

                                 By:  /s/ John S. Runnlon
                                      ----------------------------------------
                                         Name:  John S. Runnlon
                                         Title:  First Vice President


                                 By:  /s/ Arcinee Hovanessian
                                      ----------------------------------------
                                         Name:  Arcinee Hovanessian
                                         Title:  Vice President


                                 FLEET NATIONAL BANK

                                 By:  /s/ Joanne P. O'Keeffe
                                      ----------------------------------------
                                         Name:  Joanne P. O'Keeffe
                                         Title:  Vice President

                                 THE FUJI BANK, LIMITED - NEW YORK BRANCH

                                 By:
                                      ----------------------------------------
                                         Name:
                                         Title:


                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                 By:  /s/ Noel P. Purceu
                                      ----------------------------------------
                                         Name:  Noel P. Purceu
                                         Title:  Vice President


                                 SALOMON BROTHERS HOLDING COMPANY INC.

                                 By:
                                    ---------------------------------
                                       Name:
                                       Title:


                                 SUMMIT BANK

                                 By:
                                    ---------------------------------
                                       Name:
                                       Title:


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION

                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:


                                 BANK LEUMI USA

                                 By:  /s/ Joung Hee Hong
                                      ----------------------------------------
                                         Name:  Joung Hee Hong
                                         Title:  Vice President


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:  /s/ W. Jerome McDermott
                                      ----------------------------------------
                                         Name:  W. Jerome McDermott
                                         Title:  Duly Authorized Signatory


                                 PNC BANK, NATIONAL ASSOCIATION

                                 By:
                                    ---------------------------------
                                       Name:
                                       Title:


                                 STB DELAWARE FUNDING TRUST I

                                 By:  /s/ Donald C. Hargadon
                                      ----------------------------------------
                                      Name:  Donald C. Hargadon
                                     Title:  Assistant Vice President


                                 NATEXIS BANQUE POPULAIRES

                                 By:
                                    ---------------------------------
                                     Name:
                                     Title:

                                 By:
                                    ---------------------------------
                                     Name:
                                     Title:

                             ACKNOWLEDGMENT OF
           FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


          Each of the undersigned, as (i) a Guarantor under that certain Subsidiary Guaranty dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Guaranty") in favor of Bankers Trust Company ("BTCo") as agent for the benefit of Lenders (as defined therein), any Interest Rate Exchangers (as defined therein), and, subject to subsection
3.12 thereof, for the benefit of the other Beneficiaries (as defined therein), (ii) a Grantor under that certain Subsidiary Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Security Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein),
(iii) a Pledgor under that certain Subsidiary Pledge Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Pledge Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein) and
(iv) a Grantor under that certain Subsidiary Trademark Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Trademark Security Agreement") in favor of BTCo as agent for the benefit of the Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), hereby acknowledges that it has read this Fifth Amendment and Limited Waiver to Credit Agreement (this "Agreement") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement shall not be impaired or affected and each of the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                 71ST & 3RD AVE. CORP.
                                 ANDY CANDY CO., INC.
                                 BEAVER VALLEY CINEMAS, INC.
                                 BERKELEY CINEMA CORP.
                                 BRICK PLAZA CINEMAS, INC.
                                 BRICKTOWN PICTURE CORP.
                                 CAMPUS CINEMAS, INC.
                                 CASTLE THEATRE CORP.
                                 CINNAMINSON THEATRE CORP.
                                 CINE WEST, INC.
                                 CINEMA DEVELOPMENT CORPORATION
                                 CINEMA INVESTMENTS, INC.
                                 CINEMA 275 EAST, INC.
                                 CIRCLE TWIN CINEMA CORP.
                                 CITYPLACE CINEMAS, INC.
                                 COLLEGE THEATRE CORP.
                                 COLORADO CINEMAS, INC.
                                 CONTINENT CINEMAS, INC.
                                 CRESCENT ADVERTISING CORPORATION
                                 CRESTWOOD CINEMAS, INC.
                                 CROFTON QUAD CORPORATION
                                 D.H. GARFIELD ADVERTISING AGENCY, INC.
                                 DISTRICT AMUSEMENT CORPORATION
                                 DOWNSTATE THEATRE CORPORATION
                                 EAST WINDSOR PICTURE CORP.
                                 EATONTOWN THEATRE CORP.
                                 ETON AMUSEMENT CORPORATION
                                 FALL RIVER CINEMA, INC.
                                 FLAT WOODS THEATER CORPORATION
                                 FORTY-SECOND STREET CINEMAS, INC.
                                 FOUNTAIN CINEMAS, INC.
                                 FREEHOLD CINEMA CENTER, INC.
                                 FREEHOLD PICTURE CORP.
                                 GERARD THEATRE CORPORATION
                                 H&M CINEMA CORPORATION
                                 HAWTHORNE AMUSEMENT CORPORATION
                                 HINSDALE AMUSEMENT CORPORATION
                                 I-75 THEATRES, INC.
                                 J-TOWN CINEMAS, INC.
                                 KIPS BAY CINEMAS, INC.
                                 LANCE THEATRE CORPORATION
                                 LEXINGTON MALL CINEMAS CORPORATION
                                 LEXINGTON NORTH PARK CINEMAS, INC.
                                 LEXINGTON SOUTH PARK CINEMAS, INC.
                                 LIBERTY TREE CINEMA CORP.
                                 LOEWS 34TH ST. SHOWPLACE CINEMAS, INC.
                                 LOEWS AKRON CINEMAS, INC.
                                 LOEWS ARLINGTON CINEMAS, INC.
                                 LOEWS ARLINGTON WEST CINEMAS, INC.
                                 LOEWS ASTOR PLAZA, INC.
                                 LOEWS BALTIMORE CINEMAS, INC.
                                 LOEWS BAY TERRACE CINEMAS, INC.
                                 LOEWS BEREA CINEMAS, INC.
                                 LOEWS BOULEVARD CINEMAS, INC.
                                 LOEWS BRISTOL CINEMAS, INC.
                                 LOEWS BROADWAY CINEMAS, INC.
                                 LOEWS BROOKFIELD CINEMAS, INC.
                                 LOEWS BURLINGTON CINEMAS, INC.
                                 LOEWS CALIFORNIA THEATRES, INC.
                                 LOEWS CEDAR CINEMAS, INC.
                                 LOEWS CENTERPARK CINEMAS, INC.
                                 LOEWS CENTURY MALL CINEMAS, INC.
                                 LOEWS CHERI CINEMAS, INC.
                                 LOEWS CHERRY TREE MALL CINEMAS, INC.
                                 LOEWS CHICAGO CINEMAS, INC.
                                 LOEWS CHISHOLM PLACE CINEMAS, INC.
                                 LOEWS CINEMAS ADVERTISING, INC.
                                 LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.
                                 LOEWS CLARKSVILLE CINEMAS, INC.
                                 LOEWS CONNECTICUT CINEMAS, INC.
                                 LOEWS CORAL SPRING CINEMAS, INC.
                                 LOEWS CRYSTAL RUN CINEMAS, INC.
                                 LOEWS DEAUVILLE GULF CINEMAS, INC.
                                 LOEWS DEAUVILLE KINGWOOD CINEMAS, INC.
                                 LOEWS DEAUVILLE NORTH CINEMAS, INC.
                                 LOEWS DEAUVILLE SOUTHWEST CINEMAS, INC.
                                 LOEWS DEWITT CINEMAS, INC.
                                 LOEWS EAST VILLAGE CINEMAS, INC.
                                 LOEWS EAST HANOVER CINEMAS, INC.
                                 LOEWS ELMWOOD CINEMAS, INC.
                                 LOEWS EXHIBITION RIDE INC.
                                 LOEWS FINE ARTS CINEMAS, INC.
                                 LOEWS FORT WORTH CINEMAS, INC.
                                 LOEWS FREEHOLD MALL CINEMAS, INC.
                                 LOEWS FRESH POND CINEMAS, INC.
                                 LOEWS FRONT STREET CINEMAS, INC.
                                 LOEWS FUQUA PARK CINEMAS, INC.
                                 LOEWS GREECE CINEMAS, INC.
                                 LOEWS GREENWICH CINEMAS, INC.
                                 LOEWS GREENWOOD CINEMAS, INC.
                                 LOEWS HARMON COVE CINEMAS, INC.
                                 LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
                                 LOEWS HOLIDAY CINEMAS, INC.
                                 LOEWS HOUSTON CINEMAS, INC.
                                 LOEWS I-45 CINEMAS, INC.
                                 LOEWS INDIANA CINEMAS, INC.
                                 LOEWS KENTUCKY CINEMAS, INC.
                                 LOEWS LAFAYETTE CINEMAS, INC.
                                 LOEWS LEVITTOWN CINEMAS, INC.
                                 LOEWS LINCOLN PLAZA CINEMAS, INC.
                                 LOEWS LINCOLN THEATRE HOLDING CORP.
                                 LOEWS LOUISVILLE CINEMAS, INC.
                                 LOEWS MEADOWLAND CINEMAS, INC.
                                 LOEWS MEADOWLAND CINEMAS 8, INC.
                                 LOEWS MEMORIAL CITY CINEMAS, INC.
                                 LOEWS MERRILLVILLE CINEMAS, INC.
                                 LOEWS MOHAWK MALL CINEMAS, INC.
                                 LOEWS MONROE CINEMA, INC.
                                 LOEWS MONTGOMERY CINEMAS, INC.
                                 LOEWS MOUNTAINSIDE CINEMAS, INC.
                                 LOEWS NEW JERSEY CINEMAS, INC.
                                 LOEWS NEWARK CINEMAS, INC.
                                 LOEWS NORGATE CINEMAS, INC.
                                 LOEWS NORWALK CINEMAS, INC.
                                 LOEWS OPERATIONAL RIDE THEATERS INC.
                                 LOEWS ORLAND PARK CINEMAS, INC.
                                 LOEWS ORPHEUM CINEMAS, INC.
                                 LOEWS PALISADES CENTER CINEMAS, INC.
                                 LOEWS PARADISE CINEMAS, INC.
                                 LOEWS PARK CENTRAL CINEMAS, INC.
                                 LOEWS PEMBROKE PINES CINEMAS, INC.
                                 LOEWS PENTAGON CITY CINEMAS, INC.
                                 LOEWS PIPER'S THEATRES, INC.
                                 LOEWS PITTSFORD CINEMAS, INC.
                                 LOEWS POST CINEMAS, INC.
                                 LOEWS PRESTON PARK CINEMAS, INC.
                                 LOEWS RICHMOND MALL CINEMAS, INC.
                                 LOEWS RIDGEFELD PARK CINEMAS, INC.
                                 LOEWS ROLLING MEADOWS CINEMAS, INC.
                                 LOEWS ROOSEVELT FIELD CINEMAS, INC.
                                 LOEWS SAKS CINEMAS, INC.
                                 LOEWS SHOWBOAT CINEMAS, INC.
                                 LOEWS SOUTH SHORE CINEMAS, INC.
                                 LOEWS SOUTHLAND CINEMAS, INC.
                                 LOEWS STONYBROOK CINEMAS, INC.
                                 LOEWS THEATRE MANAGEMENT CORP.
                                 LOEWS THEATRES CLEARING CORP.
                                 LOEWS TOMS RIVER CINEMAS, INC.
                                 LOEWS TOWNE CINEMAS, INC.
                                 LOEWS TRYLON THEATRE, INC.
                                 LOEWS USA CINEMAS INC.
                                 LOEWS VESTAL CINEMAS, INC.
                                 LOEWS WASHINGTON CINEMAS, INC.
                                 LOEWS WEST CINEMAS, INC.
                                 LOEWS WEST LONG BRANCH CINEMAS, INC.
                                 LOEWS WESTERVILLE CINEMAS, INC.
                                 LOEWS WESTPORT CINEMAS, INC.
                                 LOEWS WILLISTON CINEMAS, INC.
                                 LOEWS WORLDGATE CINEMAS, INC.
                                 LOEWS YORKTOWN CINEMAS, INC.
                                 LTM NEW YORK, INC.
                                 MALL PICTURE CORP.
                                 MASSACHUSETTS CINEMA CORP.
                                 MICKEY AMUSEMENTS, INC.
                                 MID-STATES THEATRES, INC.
                                 MIDCIN INC.
                                 MIDDLEBROOK THEATRE CORPORATION
                                 MIDSTATE THEATRE CORP.
                                 MIDTOWN CINEMA, INC.
                                 MINNESOTA CINEMAS, INC.
                                 MONTCLAIR CINEMAS, INC.
                                 MOVIEHOUSE CINEMAS, INC.
                                 MUSIC MAKERS THEATRES, INC.
                                 NEW BRUNSWICK CINEMAS, INC.
                                 NICKELODEON BOSTON, INC.
                                 NORTHERN NEW ENGLAND THEATRES, INC.
                                 NORTH VERSAILLES CINEMAS, INC.
                                 NUTMEG THEATRE CIRCUIT, INC.
                                 OXMOOR CINEMAS, INC.
                                 PARAMAY PICTURE CORP.
                                 PARKCHESTER AMUSEMENT CORPORATION
                                 PARSIPPANY THEATRE CORP.
                                 PLAINVILLE CINEMAS, INC.
                                 PLAZA CINEMAS, INC.
                                 POLI-NEW ENGLAND THEATRES, INC.
                                 PUTNAM THEATRICAL CORPORATION
                                 QUAD CINEMA CORP.
                                 RACELAND CINEMAS, INC.
                                 RED BANK THEATRE CORPORATION
                                 ROCHESTER HILLS STAR THEATRES, INC.
                                 S&J THEATRES INC.
                                 SACK THEATRES, INC.
                                 SALEM MALL THEATRE, INC.
                                 STAR THEATRES, INC.
                                 STAR THEATRES OF MICHIGAN, INC.
                                 STROUD MALL CINEMAS, INC.
                                 SYCAMORE THEATRE, INC.
                                 TALENT BOOKING AGENCY, INC.
                                 TAYLOR STAR THEATRES, INC.
                                 THEATRE HOLDINGS, INC.
                                 THI HOLDINGS, INC.
                                 THIRTY-FOURTH STREET CINEMAS, INC.
                                 TIMES THEATRES CORPORATION
                                 TOMS RIVER THEATRE CORP.
                                 TOWNE CENTER CINEMAS, INC.
                                 TRI-COUNTY CINEMAS, INC.
                                 TRI-SON SUPPLY CORP.
                                 TRIANGLE THEATRE CORP.
                                 U.S.A. CINEMAS, INC.
                                 VILLAGE CINEMAS, INC.
                                 WEBSTER CHICAGO CINEMAS, INC.
                                 WESTCHESTER CINEMAS, INC.
                                 WESTLAND CINEMAS, INC.
                                 WHITE MARSH CINEMAS, INC.
                                 WOODRIDGE CINEMAS, INC.
                                 C.O.H. ENTERTAINMENT, INC.
                                 CINEPLEX ODEON FILMS, INC.
                                 CINEPLEX ODEON FILMS INTERNATIONAL, INC.
                                 PLITT SOUTHERN THEATRES, INC.
                                 PLITT THEATRES, INC.
                                 RKO CENTURY WARNER THEATRES, INC.
                                 SEDGWICK MUSIC COMPANY
                                 THE WALTER READE ORGANIZATION, INC.
                                 ILLINOIS CINEMAS, INC.
                                 METHUEN CINEMAS, INC.
                                 NORTH STAR CINEMAS, INC.
                                 ROSEMONT CINEMAS, INC.
                                 WOODFIELD CINEMAS, INC.
                                 LOEWS CITYWALK THEATRE CORPORATION
                                 BOSTON CINEMAS, INC.
                                 SOUTH HOLLAND CINEMAS, INC.
                                 LTM TURKISH HOLDINGS, INC.
                                 SPRINGFIELD CINEMAS, INC.
                                 SKOKIE CINEMAS, INC.
                                 SEATTLE CINEMAS, INC.
                                 LONG ISLAND CINEMAS, INC.


                                 By:    /s/ Lawrence J. Ruisi
                                        -------------------------------------
                                        Name:   Lawrence J. Ruisi
                                        Title:  President and Chief
                                                Executive Officer
                                                of each of the foregoing

                                 DOWNTOWN BOSTON  CINEMAS, LLC
                                 LOEWS PLAINVILLE CINEMAS, LLC
                                 LOEWS NORTH VERSAILLES CINEMAS, LLC
                                 RICHMOND MALL CINEMAS, LLC
                                 LEWISVILLE CINEMAS, LLC
                                 METHUEN  CINEMAS, LLC
                                 OHIO CINEMAS, LLC
                                 SPRINGFIELD CINEMAS, LLC
                                 LOEWS GARDEN STATE CINEMAS, LLC
                                 GATEWAY CINEMAS, LLC
                                 WATERFRONT CINEMAS, LLC


                                 By:    Plitt Theatres, Inc., sole member of
                                        each of the foregoing

                                         By: /s/ Lawrence J. Ruisi
                                             ---------------------------------
                                             Name:   Lawrence J. Ruisi
                                             Title:  President and Chief
                                                     Executive Officer

                                 SCHEDULE 1


Leasehold Properties

  THEATRE ID          NAME                         ADDRESS

  181                 East Hanover                 145 Route 10

                                                   East Hanover, NJ  07936

  404                 Cityplace                    2600 North Haskell

                                                   Dallas, TX  75204

  511                 Norridge                     4520 N. Harlem Avenue

                                                   Norridge, IL  60706

  520                 Crestwood                    13221 Rivercrest Drive

                                                   Crestwood, IL  60445

  620                 Danbury                      4-6 International Drive

                                                   Danbury, CT  06810

  790                 Liberty Tree Mall            100 Independence Way

                                                   Danvers, MA  01923

                                  ANNEX A

                                  ANNEX B